EXHIBIT 99.8

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and any amendment thereto, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated March 14, 2007.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   August 3, 2007

                                      BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                      By: Barington Companies Investors, LLC,
                                          its general partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON COMPANIES INVESTORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  President

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                                      BARINGTON OFFSHORE ADVISORS II, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON CAPITAL GROUP, L.P.
                                      By: LNA Capital Corp., its general
                                          partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  President and CEO

                                      LNA CAPITAL CORP.

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  President and CEO

                                      /s/ James A. Mitarotonda
                                      ------------------------------------------
                                      James A. Mitarotonda